UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2008

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Performance Share Awards

Pursuant to Arbinet’s 2004 Stock Incentive Plan, as amended (the “2004 Plan”), on February 20, 2008, Arbinet granted restricted stock awards (the “Restricted Stock Awards”) to certain executive officers of the Company listed below pursuant to Restricted Stock Award Agreements (each an “RSA Agreement” and collectively, the “RSA Agreements”). These Restricted Stock Awards provide recipients with the opportunity to earn shares of common stock, $0.001 par value, of the Company (“Common Stock”), the number of which shall be determined pursuant to, and subject to the attainment of performance goals. The performance goals are determined based on revenue growth and earnings before interest, taxes, depreciation, amortization and non-cash compensation expenses of the Company.

The number of shares to be earned by each executive officer ranges from zero to a maximum number. set forth in the following table, depending on the extent to which the performance goals are met:

Name	Position	Maximum Number of Shares of Restricted Stock
William M. Freeman	President and Chief Executive Officer	75,000

John B. Wynne, Jr.	Chief Financial Officer	22,500

W. Terrell Wingfield, Jr.	General Counsel and Secretary	21,000

Peter P. Sach	Chief Operating Officer	25,500

Curt Koeppen	Chief Marketing Officer	28,500

At its first meeting (the “Grant Date”) after December 31, 2008 (the “Measurement Date”), which shall in no event be later than two and one-half months after the end of the Measurement Date, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) will certify whether and to the extent the performance goals have been met on the Measurement Date and shall direct the Company to issue the corresponding number of shares of restricted Common Stock (“Restricted Stock”) to the executive officer. The shares of Restricted Stock vest one-third on the Grant Date, one-third on the first anniversary of the Grant Date, and one-third on the second anniversary of the Grant Date. If the executive officer ceases to be an employee or director of, or consultant or advisor to, the Company or a subsidiary for any reason (including death) prior to vesting of the Restricted Stock, any shares not vested will immediately and automatically be forfeited and returned to the Company.

Under the RSA Agreement for Mr. Freeman and Mr. Koeppen, if there is a change in control (as defined in the RSA Agreement) of the Company prior to the Measurement Date, Mr. Freeman and Mr. Koeppen will be issued a number of shares of Common Stock equal to the number of target shares as of the consummation of the change in control. Under the RSA

Agreements for Mr. Wynne, Mr. Wingfield, and Mr. Sach, if there is a change in control of the Company prior to the Measurement Date, Mr. Wynne, Mr. Wingfield, and Mr. Sach will each immediately and automatically forfeit their respective Restricted Stock Awards as of the consummation of the change in control.

Under the RSA Agreements for Messrs. Freeman, Koeppen, Sach, Wynne and Wingfield, if there is a change in control at any time after the Measurement Date, and the shares of Restricted Stock are assumed or otherwise continued in effect or replaced with a cash incentive program:

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upon the closing of the change in control, the restrictions on the Restricted Stock will lapse as to fifty percent (50%) of the unvested Restricted Stock, with the remaining unvested portion vesting equally over the remaining portion of the vesting term (provided that the executive officer is employed by the Company or a subsidiary or is associated with the Company or a subsidiary as a director or consultant on the applicable vesting date); and

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if within 12 months of such change in control, the executive officer’s employment with the Company is terminated (other than a termination for Cause, as defined in the RSA Agreement), then all restrictions shall lapse.

If the shares of Restricted Stock are not assumed or otherwise continued in effect or replaced with a cash incentive program, then all restrictions shall lapse immediately prior to the closing of the change in control.

A copy of the form of RSA Agreement under the 2004 Plan used in connection with the awards made to executive officers and disclosed above is filed as Exhibit 10.1 hereto and is hereby incorporated by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the RSA Agreements.

Stock Appreciation Rights

Pursuant to Arbinet’s 2004 Plan, on February 20, 2008, Arbinet granted the following stock appreciation rights awards (each a “SAR Award” and collectively the “SAR Awards”) to the executive officers of the Company listed below pursuant to Stock Appreciation Rights Agreements (each an “SAR Agreement” and collectively, the “SAR Agreements”):

Name	Position	SAR Award
William M. Freeman	President and Chief Executive Officer	115,000

John B. Wynne, Jr.	Chief Financial Officer	35,000

W. Terrell Wingfield, Jr.	General Counsel and Secretary	32,000

Peter P. Sach	Chief Operating Officer	40,000

Curt Koeppen	Chief Marketing Officer	44,000

The SAR Awards each vest monthly in equal installments over a four year period, beginning on March 31, 2008, and have an exercise price of $5.02 per share. Upon exercise, the executive officer may elect not to pay an exercise price and, instead, receive the number of shares of Common Stock being exercised, less that number of shares having a fair market value equal to the applicable exercise price.

In the event of a change in control (as defined in the SAR Agreements), and if the SAR Awards are assumed or otherwise continued in effect or replaced with a cash incentive program:

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upon the closing of the change in control, fifty percent (50%) of the unvested SAR Awards will vest, with the remaining unvested portion vesting equally over the remaining portion of the vesting term (provided that the executive officer is employed by the Company or a subsidiary or is associated with the Company or a subsidiary as a director or consultant on the applicable vesting date); and

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if within 12 months of such change in control, the executive officer’s employment with the Company is terminated (other than a termination for Cause, as defined in the SAR Agreements), then the SAR Awards shall become fully vested.

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If the SAR Awards are not assumed or otherwise continued in effect or replaced with a cash incentive program, then the SAR Awards will become fully vested immediately prior to the closing of the change in control.

A copy of the form of SAR Agreement under the 2004 Plan used in connection with the SAR Awards made to executive officers and disclosed above is filed as Exhibit 10.2 hereto and is hereby incorporated by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the SAR Agreements.

Restricted Stock Awards

From time to time, Arbinet may grant awards of Restricted Stock under the 2004 Plan pursuant to the form of Restricted Stock Award Agreement attached hereto as Exhibit 10.3 and incorporated herein by reference.

Restricted Stock Unit Awards

From time to time, Arbinet may grant awards of Restricted Stock Units under the 2004 Plan pursuant to the form of Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.4 and incorporated herein by reference.

Non-Qualified Stock Options

From time to time, Arbinet may grant awards of Non-Qualified Stock Options under the 2004 Plan pursuant to the form of Non-Qualified Stock Option Agreement attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

10.1	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (performance shares)*

10.2	Form of Stock Appreciation Rights Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.3	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.4	Form of Restricted Stock Unit Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.5	Form of Non-Qualified Stock Option Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ W. Terrell Wingfield, Jr.
Name: Title:	W. Terrell Wingfield, Jr. General Counsel and Secretary

Date: February 26, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended (performance shares)*

10.2	Form of Stock Appreciation Rights Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.3	Form of Restricted Stock Award Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.4	Form of Restricted Stock Unit Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

10.5	Form of Non-Qualified Stock Option Agreement under the Arbinet-thexchange, Inc. 2004 Stock Incentive Plan, as amended*

* Filed herewith